Exhibit 10.3
AMENDMENT NO. 10
    This Amendment No. 10 (this “Agreement” or “Amendment No. 10”), dated as of April 22, 2025, to the Credit Agreement, dated as of April 24, 2015 (as amended by Amendment No. 1 thereto dated October 21, 2016, as further amended by Amendment No. 2 dated February 9, 2017, as further amended by Amendment No. 3 dated April 27, 2017, as further amended or otherwise modified by Amendment No. 4 and Limited Waiver dated March 18, 2019, as further amended by Amendment No. 5 dated June 24, 2019, as further amended by Amendment No. 6 and Limited Waiver dated February 10, 2020, as further amended by Amendment No. 7 dated December 10, 2020, as further amended by Amendment No. 8 dated March 24, 2023, as further amended by Amendment No. 9 dated as of June 17, 2024, and, after giving effect to the Borrower Assumption Agreement and Joinder, dated as of May 9, 2017, the “Credit Agreement”; capitalized terms used in this Amendment No. 10 and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement, as amended hereby), is made by and among Uniti Group Inc. (f/k/a Communications Sales & Leasing, Inc.), a Maryland corporation (“Holdings” or the “Parent Guarantor”), Uniti Group LP, a Delaware limited partnership (the “Assumed Borrower” or “Parent”), Uniti Group Finance 2019 Inc. (f/k/a Uniti Group Finance Inc.), a Delaware corporation (“FinCo”), CSL CAPITAL, LLC (“CSL Capital” and, collectively with the Parent and Finco, the “Borrowers”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”).

W I T N E S S E T H:
WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement in contemplation of the closing of the Merger pursuant to the WIN Merger Agreement;
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Loan Parties and the Required Lenders may amend or waive any provision of the Credit Agreement or any other Loan Document pursuant to an agreement in writing; and
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Loan Parties and each of the undersigned Lenders, together constituting the Required Lenders, are willing to amend the Credit Agreement to make certain amendments to the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 10 Effective Date (as defined below), hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by the adding following definitions in appropriate alphabetical order:
“Permitted Reorganization” means (i) the merger of a Windstream Parent Entity of the Windstream Borrower with and into Holdings and the merger of the Windstream Borrower with and into a Subsidiary of Holdings or (ii) any other transaction that results in any Loan Party being an obligor on the Windstream Existing Debt Agreements and the borrower on the Windstream Existing Debt being an obligor on the Credit Agreement obligations and which the Borrower designates as a Permitted Reorganization, so that in each case, after giving effect to the Permitted Reorganization, the obligors of the Indebtedness under the Credit Agreement and the obligors of the Indebtedness under the Windstream Existing Debt Agreements will be the same (after giving effect to the execution of any joinders, supplements and other instruments in connection therewith and any applicable grace periods relating thereto) as the obligors under the Windstream Existing Debt Agreements; provided that immediately after giving effect to such transactions, no Event of Default shall have occurred and be continuing and such transaction shall not have the effect of releasing the Liens on all or substantially all of the Collateral which secured the Obligations.
“Permitted Reorganization Effective Date” means the date on which the Permitted Reorganization is consummated in all material respects, as determined by the Borrower and notified in writing to the Administrative Agent.
“Windstream Borrower” has the meaning set forth in the definition of “Windstream Credit Agreement”.
“Windstream Credit Agreement” means that certain Credit Agreement, dated as of September 21, 2020 (as amended by Amendment No. 1 to Credit Agreement, dated November 9, 2020, Amendment No. 2, dated November 23, 2022, Amendment No. 3 to Credit Agreement, dated as of October 4, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time) by and among Windstream Services, LLC, a Delaware limited liability company (the “Windstream Borrower”), Windstream Holdings II, LLC, a Delaware limited liability company (“Windstream Holdings”), the other loan parties party thereto, JPMorgan Chase Bank, N.A. as administrative agent, and each other lender party thereto;
“Windstream Existing Debt” means all Indebtedness outstanding under each of the Windstream Existing Debt Agreements on the Permitted Reorganization Effective Date.
“Windstream Existing Debt Agreements” means each of: (i) the Windstream Credit Agreement, (ii) that certain Indenture, dated as of August 25, 2020 (as supplemented by the First Supplemental Indenture, dated as of September 21, 2020, as supplemented by the Second Supplemental Indenture, dated as of September 18, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time), by and among the Windstream Borrower, as issuer (the “Issuer”), Windstream Escrow Finance Corp., a Delaware corporation, as co-issuer (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the guarantors party thereto from time to time and Wilmington Trust, National Association (“WTNA”), as Trustee and Notes Collateral Agent (each as defined therein), (iii) that certain Indenture, dated as of October 4, 2024 (as supplemented by the First Supplemental Indenture, dated as of December 23, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time), by and among the Issuers, the guarantors party thereto from time to time and WTNA, as Trustee and Notes Collateral Agent (each as defined therein) and (iv) each other agreement evidencing Indebtedness of Windstream Holdings or any of its Restricted Subsidiaries (as such term is defined in the Windstream Credit Agreement) permitted to be incurred under the WIN Merger Agreement that is outstanding as of the Permitted Reorganization Effective Date.

“Windstream Holdings” has the meaning set forth in the definition of “Windstream Credit Agreement”.
“Windstream Parent Entity” means any direct or indirect parent of Windstream Holdings or the Windstream Borrower.
(b)Section 7.01 of the Credit Agreement is hereby amended to add a subsection 7.01(mm) as follows:
“on or after the Permitted Reorganization Effective Date, Liens securing Indebtedness of Parent, the Borrower and/or any Subsidiary (including, for the avoidance of doubt, Windstream Holdings and/or any of its Restricted Subsidiaries (as such term is defined in the Windstream Credit Agreement)) that is Windstream Existing Debt (including any Windstream Existing Debt assumed by Parent, the Borrower or any Subsidiary) (provided that with respect to any Windstream Existing Debt incurred on or after the Amendment No. 10 Effective Date pursuant to a provision of the Windstream Existing Debt Agreements that was not in existence before the occurrence of the Amendment No. 10 Effective Date, such Windstream Existing Debt shall be permitted pursuant to this clause (x) of Section 7.01(mm) only if agreed to by the Required Lenders, provided further, that such Liens on the Collateral shall be subject to the Intercreditor Agreement or a Second Lien Intercreditor Agreement, as applicable);”
2.    Conditions Precedent to Effectiveness of the Amendments. The amendments set forth in Section 1 hereof shall become effective on the date (the “Amendment No. 10 Effective Date”) when the Administrative Agent shall have received a counterpart signature page of this Amendment No. 10 duly executed by each of the Parent Guarantor, the Borrowers, the Guarantors, the Administrative Agent and Lenders constituting the Required Lenders.
3.     Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as of the Amendment No. 10 Effective Date:
(i)        the representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in each other Loan Document (including, for the avoidance of doubt, this Amendment No. 10) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects;
(ii)    no Default or Event of Default exists or will result from this Amendment No. 10; and
(iii) this Amendment No. 10 has been duly authorized, executed and delivered by each Loan Party and each of this Amendment No. 10 and the Credit Agreement, as amended, extended or otherwise modified hereby, constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

4.     Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in connection with the preparation, execution, delivery and administration of this Amendment No. 10, the other instruments and documents to be delivered hereunder and related matters with respect to the Loan Documents and transactions contemplated hereby.
5.      GOVERNING LAW. THIS AMENDMENT NO. 10 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
    6.      Counterparts. This Amendment No. 10 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment No. 10 may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment No. 10 may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment No. 10.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Extended Revolving Credit Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

8.     WAIVER OF RIGHT OF TRIAL BY JURY. SECTION 10.16 OF THE CREDIT AGREEMENT IS INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
9.     Effect of Amendment No. 10. Except as expressly set forth herein, (i) this Amendment No. 10 (including, without limitation, the occurrence of the Amendment No. 10 Effective Date) shall not by implication or otherwise limit, impair, constitute a waiver of (including, without limitation, any Default or Event of Default) or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as amended, extended or otherwise modified hereby.  This Amendment No. 10 shall constitute a Loan Document and a Loan Extension Agreement for all purposes and from and after the Amendment No. 10 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended, extended or otherwise modified hereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to be duly executed as of the date first above written.

UNITI GROUP INC.

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

UNITI GROUP LP
By: UNITI GROUP INC., its general partner
By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

UNITI GROUP FINANCE 2019 INC.
By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

UNITI FIBER HOLDINGS INC.

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 10]

CSL CAPITAL, LLC

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 10]

CONTACT NETWORK, LLC
CSL NATIONAL GP, LLC
CSL ALABAMA SYSTEM, LLC
CSL ARKANSAS SYSTEM, LLC
CSL FLORIDA SYSTEM, LLC
CSL KENTUCKY SYSTEM, LLC
CSL IOWA SYSTEM, LLC
CSL MISSISSIPPI SYSTEM, LLC
CSL MISSOURI SYSTEM, LLC
CSL NEW MEXICO SYSTEM, LLC
CSL OHIO SYSTEM, LLC
CSL OKLAHOMA SYSTEM, LLC
CSL REALTY, LLC
CSL TEXAS SYSTEM, LLC
CSL NORTH CAROLINA REALTY GP, LLC
CSL TENNESSEE REALTY PARTNER, LLC
CSL TENNESSEE REALTY, LLC
HUNT TELECOMMUNICATIONS, LLC
INFORMATION TRANSPORT SOLUTIONS, INC.
NEXUS SYSTEMS, LLC
PEG BANDWIDTH DC, LLC
PEG BANDWIDTH DE, LLC
PEG BANDWIDTH LA, LLC
PEG BANDWIDTH MS, LLC
PEG BANDWIDTH TX, LLC
PEG BANDWIDTH VA, LLC
UNITI DARK FIBER LLC
UNITI FIBER LLC
UNITI GROUP HOLDCO LLC
UNITI LEASING LLC
UNITI LEASING X LLC
UNITI LEASING XI LLC
UNITI LEASING XII LLC
UNITI TOWERS NMS HOLDINGS LLC,
each as a Guarantor

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 10]

CSL NATIONAL, LP, as a Guarantor

By: CSL NATIONAL GP, LLC, as its general partner

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

CSL NORTH CAROLINA REALTY, LP, as a Guarantor

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

CSL NORTH CAROLINA SYSTEM, LP, as a Guarantor

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 10]

UNITI HOLDINGS LP, as a Guarantor

By: UNITI HOLDINGS GP LLC, as its general partner

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

UNITI LATAM LP, as a Guarantor

By: UNITI LATAM GP LLC, as its general partner

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

UNITI QRS HOLDINGS LP, as a Guarantor

By: UNITI QRS Holdings GP LLC, as its general partner

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 10]

UNITI GROUP FINANCE INC.
UNITI NATIONAL LLC
UINITI FIBER 2020 LLC
SOUTHERN LIGHT, LLC
ANS CONNECT LLC
CSL GEORGIA REALTY, LLC
CSL GEORGIA SYSTEM, LLC
PEG BANDWIDTH MA, LLC
PEG BANDWIDTH MD, LLC
PEG BANDWIDTH NJ, LLC
PEG BANDWIDTH PA, LLC
PEG BANDWIDTH NY TELEPHONE CORP.,
each as a Guarantor

By:	/s/ Daniel Heard
Name: Daniel Heard
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 10]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Elizabeth Uribe
Name: Elizabeth Uribe Title: Assistant Vice President
[Signature Page to Amendment No. 10]

BANK OF AMERICA, N.A., as a Lender, the Swing Line Lender and the L/C Issuer
By:	/s/ Marie Harrison
Name: Marie Harrison Title: Managing Director

[Signature Page to Amendment No. 10]

[Signature Page to Amendment No. 10]

BARCAYS BANK PLC, as a Lender
By:        /s/ Nicholas Sibayan
    Name:    Nicholas Sibayan
    Title:    Vice President

[Signature Page to Amendment No. 10]

Citicorp North America, Inc, as a Lender
By:        /s/ Ioannis Theocharis
    Name:    Ioannis Theocharis
    Title:    Vice President

[Signature Page to Amendment No. 10]

Deutsche Bank AG New York Branch, as a Lender
By:        /s/ Philip Tancorra
    Name:    Philip Tancorra
    Title:    Director

By:        /s/ Suzan Onal
    Name:    Suzan Onal
    Title:    Director

[Signature Page to Amendment No. 10]

Goldman Sachs Bank USA, as a Lender
By:        /s/ Priyankush Goswami
    Name:    Priyankush Goswami
    Title:    Authorized Signatory

[Signature Page to Amendment No. 10]

JPMORGAN CHASE BANK, N.A., as a Lender
By:        /s/ Peter B. Thauer
    Name:    Peter B. Thauer
    Title:    Managing Director

[Signature Page to Amendment No. 10]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:        /s/ Fru Ngwa
    Name:    Fru Ngwa
    Title:    Vice President

[Signature Page to Amendment No. 10]

MORGAN STANLEY BANK, N.A., as a Lender
By:        /s/ Fru Ngwa
    Name:    Fru Ngwa
    Title:    Authorized Signatory

[Signature Page to Amendment No. 10]

ROYAL BANK OF CANADA, as a Lender
By:        /s/ Gill Skala
    Name:    Gill Skala
    Title:    Authorized Signatory

[Signature Page to Amendment No. 10]

The Toronto-Dominion Bank, New York Branch, as a Lender
By:        /s/ Allan Kortan
    Name:    Allan Kortan
    Title:    Authorized Signatory

[Signature Page to Amendment No. 10]